UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
June 24, 2026
Date of Report
(Date of earliest event reported)

SYNCHRONY FINANCIAL
(Exact name of registrant as specified in its charter)

Delaware	001-36560	51-0483352
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

777 Long Ridge Road
Stamford,	Connecticut	06902
(Address of principal executive offices)		(Zip Code)
(203) 585-2400
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities Registered Pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	SYF	New York Stock Exchange
Depositary Shares Each Representing a 1/40th Interest in a Share of 5.625% Fixed Rate Non-Cumulative Perpetual Preferred Stock, Series A	SYFPrA	New York Stock Exchange
Depositary Shares Each Representing a 1/40th Interest in a Share of 8.250% Fixed Rate Reset Non-Cumulative Perpetual Preferred Stock, Series B	SYFPrB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.
The 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of Synchrony Financial (the “Company”) was held on June 24, 2026.
At the Annual Meeting, the Company’s stockholders elected all of the directors named in the Proxy Statement for the coming year; ratified the selection of KPMG LLP as the Company’s independent registered public accounting firm for 2026; and approved the compensation of the Company’s named executive officers in an advisory vote. The voting results for each of these proposals are detailed below.

A.      Election of Directors

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Brian D. Doubles	293,609,542	951,071	96,880	15,567,869
Fernando Aguirre	288,027,683	6,511,967	117,843	15,567,869
Paget L. Alves	290,845,127	3,537,781	274,585	15,567,869
Kamila Chytil	293,543,115	407,225	707,153	15,567,869
Daniel Colao	294,114,497	430,072	112,924	15,567,869
Arthur W. Coviello, Jr.	292,895,316	1,613,895	148,282	15,567,869
Deborah Ellinger	294,337,456	213,370	106,667	15,567,869
Roy A. Guthrie	293,058,902	1,485,081	113,510	15,567,869
Jeffrey G. Naylor	287,970,036	6,569,242	118,215	15,567,869
Bill Parker	291,416,369	3,127,776	113,348	15,567,869
Laurel J. Richie	290,205,285	4,180,255	271,953	15,567,869
Ellen M. Zane	293,263,799	1,274,919	118,775	15,567,869

B.      Management Proposals

Ratification of Selection of KPMG LLP as Independent Registered Public Accounting Firm of the Company for 2026	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
	305,208,523	4,899,874	116,965	0

Advisory Vote to Approve Named Executive Officer Compensation	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
	273,729,776	18,945,741	1,981,976	15,567,869

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits
The following exhibits are being furnished as part of this report:

Number	Description

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYNCHRONY FINANCIAL

Date: June 25, 2026	By:	/s/ Jonathan Mothner
	Name:	Jonathan Mothner
	Title:	Executive Vice President, Chief Risk and Legal Officer